UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 29, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01    Regulation FD Disclosure

In the fourth quarter of fiscal 2022, Comtech Telecommunications Corp. (the "Company") re-organized its business segments to better align them with end-markets for its products and services. The Company's businesses have been re-organized into two new reportable segments: “Satellite and Space Communications” and “Terrestrial and Wireless Networks.”

Exhibit 99.1 sets forth an unaudited recast of historical quarterly segment financial information, which was previously reported in the Company's public filings with the Securities and Exchange Commission, to correspond with the Company's new reportable operating segments.

Such unaudited historical quarterly segment financial information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 (including the exhibit hereto) relating to such unaudited historical quarterly segment financial information shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Information presented in this Current Report on Form 8-K does not reflect events occurring after the filing of Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and should be read in conjunction with the Company's previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q related to fiscal years 2022 and 2021, Current Reports on Form 8-K and the Company's subsequent filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Recast Historical Quarterly Segment Financial Information (Unaudited)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    September 29, 2022
By:        /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer